SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                        Date of report: November 30, 2005
                        (Date of earliest event reported)


                            eLEC COMMUNICATIONS CORP.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)

              0-4465                                    13-2511270
        (Commission File No.)                        (I.R.S. Employer
                                                     Identification No.)

                          75 South Broadway, Suite 302
                          White Plains, New York 10601
               (Address of principal executive offices; zip code)

                                 (914) 682-0214
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement.

      On November 30, 2005, the Company consummated a private placement with Laurus Master Fund, Ltd., a Cayman Islands corporation ("Laurus"), pursuant to which the Company issued to Laurus a secured convertible term note in the principal amount of $2,000,000 (the "Note") and a common stock purchase warrant (the "Warrant") that entitles Laurus to purchase up to 1,683,928 shares of the Company's common stock, par value $.10 per share (the "Common Stock"). The Note and the Warrant were sold to Laurus, an "accredited investor" (as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the "Act")), for a purchase price of $2,000,000.

      The following describes certain of the material terms of the financing transaction with Laurus. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K:

      Note Maturity Date and Interest Rate. Absent earlier redemption by the Company or earlier conversion by Laurus, as described below, the Note matures on November 30, 2008. Interest will accrue on the unpaid principal and interest on the Note at a rate per annum equal to the "prime rate" published in The Wall Street Journal from time to time, plus two percent (2%). If the Company completes its requirements under the Registration Rights Agreement and the average market price of the Company's stock trades for five (5) consecutive trading days at a price at least twenty-five percent (25%) higher than the Fixed Conversion Price (as defined below), then the interest rate shall be reduced by 200 basis points (2%) for each incremental twenty-five percent (25%) increase in the average market price of the Company's Common Stock.

      Payment of Interest and Principal. Interest on the Note is payable monthly on the first day of each month during the term of the Note, commencing January 1, 2006. Commencing May 1, 2006, the Company is required to make monthly principal payments of $33,333.33 per month (together, with any accrued and unpaid interest payable on such date, the "Monthly Payment Amount"). Any principal amount that remains outstanding on November 30, 2008 shall be due and payable at that time.

      Note Conversion Rights. All or a portion of the outstanding principal and interest due under the Note shall be converted into shares of Common Stock upon satisfaction of certain conditions. The Note is initially convertible into shares of Common Stock at a price of $0.61 per share (together with any adjustments, the "Fixed Conversion Price"). The Fixed Conversion Price is subject to anti-dilution protection adjustments, on a weighted average basis, upon the Company's issuance of additional shares of Common Stock at a price that is less than the then-current Fixed Conversion Price.

      Laurus may, at any time, convert the outstanding indebtedness of the Note into shares of Common Stock at the then-applicable Fixed Conversion Price.

      Subject to the restrictions on conversion described below, Laurus shall be required to convert the Monthly Payment Amount due on any date into shares of Common Stock in the event (i) the average closing price of the Common Stock for the five consecutive trading days preceding such due date is greater than 115% of the Fixed Conversion Price, and (ii) the amount of such conversion does not exceed 25% of the aggregate dollar trading volume of the Common Stock for the 22-day trading period immediately preceding the due date of a Monthly Payment Amount.

      In the event all or any portion of any Monthly Payment Amount is paid in cash, the Company shall be required to pay Laurus an amount equal to 102% of such Monthly Payment Amount.

      Right to Redeem Note. The Company has the option of prepaying the outstanding principal amount of the Note in whole or in part by paying an amount equal to 105% of such principal amount. The Company must give Laurus at least ten business days prior written notice of its intention to redeem any portion of the principal amount of the Note.

      Security for Note. The Note is secured by a blanket lien on substantially all of the Company's assets pursuant to the terms of a security agreement executed by the Company and its subsidiaries in favor of Laurus. In addition, the Company has pledged its ownership interests in its subsidiaries pursuant to a stock pledge agreement executed by the Company in favor of Laurus securing its obligations under the Note. If an event of default occurs under the security agreement, the stock pledge agreement or the Note, Laurus has the right to accelerate payments under the Note and, in addition to any other remedies available to it, to foreclose upon the assets securing the Note.

      Warrant Terms. The Warrant grants Laurus the right to purchase for cash up to 1,683,928 shares of Common Stock at an exercise price of $0.10. The Warrant expires on November 30, 2020. Upon ten (10) business days prior notice to Laurus, the Company has the right to redeem any unexercised portion of the Warrant for a price of $0.10 per warrant if (i) the Company's obligations to Laurus under the Note have been irrevocably repaid in full; (ii) the closing price of the Company's Common Stock has closed above three hundred percent (300%) of the then applicable exercise price for twenty (20) consecutive trading days and (iii) the Company has filed a registration statement on Form SB-2 with the Securities and Exchange Commission covering the shares of the Company's Common Stock to be issued upon the full exercise of this Warrant, and such registration statement has been declared and remains effective on the date that the Company gives such notice.

      Restrictions on Conversion of Note and Exercise of Warrant. The Company may pay amounts due under the Note in shares of Common Stock only so long as there is an effective registration statement under Act covering the resale of such shares or an exemption from such registration is available under Rule 144 of the Act. In addition, Laurus is not entitled to receive shares of Common Stock upon exercise of the Warrant, upon payment of principal or interest on the Note, or upon conversion of the Note if such receipt would cause Laurus to be deemed to beneficially own in excess of 4.99% of the outstanding shares of Common Stock on the date of issuance of such shares. Such provision may be waived by Laurus upon 75 days prior written notice to the Company.

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

      Registration Rights. Pursuant to the terms of a Registration Rights Agreement between Laurus and the Company, the Company is obligated to file a registration statement on Form SB-2 or Form S-3 (or if such forms are not available, another appropriate form) registering the resale of the shares of Common Stock issuable upon payment or conversion of the Note and exercise of the Warrant. The Company is required to file the registration statement on or prior to February 28, 2006 and have the registration statement declared effective by the Securities and Exchange Commission on or prior to May 27, 2006. If the registration statement is not timely filed or declared effective within the timeframe described, or if the registration is suspended other than as permitted in the registration rights agreement, the Company will be obligated to pay Laurus a fee equal to 1.5% of the outstanding principal amount of the Note for each 30-day period (pro rated for partial periods) that such registration obligations are not satisfied.


                        SECTION 2 - FINANCIAL INFORMATION

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the sale of the Note to Laurus.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02.  Unregistered Sales of Equity Securities.

      (a) Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the issuance of the Note and the Warrant and their associated conversion or excersisability features. The Note and the Warrant were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by us in connection with such sale and Laurus represented to us that it is an "accredited investor," as defined in the Act.

      (b) On November 30, 2005, the Company paid to Source Capital Group, Inc. ("Source Capital"), in consideration of the introduction made by Source Capital of Laurus to the Company, a finder's fee in the amount of $160,000 and issued to or at the direction of Source Capital common stock purchase warrants (the "Source Warrants") to purchase up to an aggregate of 262,295 shares of Common Stock at an exercise price of $0.61 per share. The Source Warrants expire on November 30, 2009. The Source Warrants were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, on the basis that their issuance did not involve a public offering and satisfied the conditions of Rule 506 of the Act, and Source Capital represented to us that it is an "accredited investor," as defined in the Act.

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

                            SECTION 8 - OTHER EVENTS

Item 8.01  Other Events.

      On December 2, 2005, the Company issued a press release announcing the sale of the Note and the Warrant to Laurus. A copy of the press release is attached hereto as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(c)   Exhibits.

        Number    Documents
        ------    ---------

         10.1 Securities Purchase Agreement, dated as of November 30, 2005, between eLEC Communications Corp. and Laurus Master Fund, Ltd.

         10.2 Secured Convertible Term Note, dated as of November 30, 2005, between eLEC Communications Corp. and Laurus Master Fund, Ltd.

         10.3 Reaffirmation and Ratification Agreement, dated as of November 30, 2005, executed by eLEC Communications Corp., New Rochelle Telephone Corp., Telecarrier Services, Inc., Vox Communications Corp., Line One, Inc., AVI Holding Corp. and TelcoSoftware.com Corp.

         10.4 Registration Rights Agreement, dated as of November 30, 2005, between eLEC Communications Corp. and Laurus Master Fund, Ltd.

         10.5 Common Stock Purchase Warrant, dated as of November 30, 2005, between eLEC Communications Corp. and Laurus Master Fund, Ltd.

         10.6 Form of Common Stock Purchase Warrant, dated as of November 30, 2005, issued by eLEC Communications Corp. to or on the order of Source Capital Group, Inc.

         99.1     Press release of eLEC  Communications  Corp. dated December 2,
                  2005.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  eLEC COMMUNICATIONS CORP.


Date:  December 5, 2005                           By:  /s/ Paul H. Riss
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                                                       Paul H. Riss
                                                       Chief Executive Officer



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